SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 16, 2004
Date of Report (Date of earliest event reported)

TEXEN OIL AND GAS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-33193	88-0435904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

2401 Fountain View Drive, Houston, Texas 77070
(Address of principal executive offices)

(713) 782-5758
(Registrant's telephone number, including area code)

ITEM 7.01 REGULATION FD DISCLOSURE

Exhibit No.	Description
99.1	Press Release

Texen Oil and Gas Completes Gohlke Workover Phase One

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TEXEN OIL AND GAS, INC.

BY: /s/ D. Elroy Fimrite
DATED: December 16, 2004	D. Elroy Fimrite, President and CEO